This is filed pursuant to Rule 497(e).
File Nos. 33-74230 and 811-08294.
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[LOGO] AllianceBernstein(R)
       Investment Research and Management

                                           ALLIANCEBERNSTEIN EXCHANGE RESERVES
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                      SUPPLEMENT TO THE CURRENT PROSPECTUS
                                 JANUARY 4, 2006

On November 15, 2005, the shareholders of AllianceBernstein Exchange Reserves (the "Fund") elected trustees for the Fund. The shareholders also approved changes to the charter and fundamental investment policies of the Fund. These changes are intended to result in more uniform charters and fundamental policies, and are part of a broad effort to achieve greater uniformity and standardization among the AllianceBernstein Mutual Funds.

None of the changes described above is expected to cause any significant change in the management of the Fund.

The changes are expected to take effect on February 1, 2006.

For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.

This Supplement should be read in conjunction with the Prospectus for the AllianceBernstein Exchange Reserves dated February 1, 2005, offering Class A, Class B, Class C and Advisor Class shares and the Prospectus for the AllianceBernstein Exchange Reserves dated April 25, 2005, offering Class A, Class R, Class K and Class I shares.

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(R) This mark is used under license from the owner, Alliance Capital Management
L.P.

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